UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy  Statement  Pursuant  to Section  14(a) of the  Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                         Lynch Interactive Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

--------------------------------------------------------------------------------
1)   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
5)   Total fee paid:
--------------------------------------------------------------------------------
     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
--------------------------------------------------------------------------------
          2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
          3)   Filing Party:
--------------------------------------------------------------------------------
          4)   Date Filed:
--------------------------------------------------------------------------------

SEC 1913 (3-99)

                          LYNCH INTERACTIVE CORPORATION
                            401 Theodore Fremd Avenue
                                  Rye, NY 10580
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 11, 2000

                                                             April 18, 2000

To the Shareholders of
  Lynch Interactive Corporation

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Lynch Interactive Corporation, an Indiana Corporation, will be held at the Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut on Thursday, May 11, 2000, at 3:00 p.m. for the following purposes:

     1.   To elect six  directors  to serve  until the next  Annual  Meeting  of
          Shareholders   and  until  their   successors  are  duly  elected  and
          qualified.

     2.   To consider and vote on the 2000 Stock Option Plan.

     3.   To consider and vote on the Principal Executive Bonus Plan.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Information relating to the above matters is set forth in the attached Proxy Statement. As fixed by the Board of Directors, only Shareholders of record at the close of business of March 27, 2000 are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

      The Board of Directors encourages all shareholders to personally attend the annual meeting. Your vote is very important regardless of the number of shares you own. Shareholders who do not expect to attend are requested to promptly date, complete and return the enclosed proxy card in the enclosed accompanying postage-paid envelope in order that their shares of common stock may be represented at the annual meeting. Your cooperation is greatly appreciated.

                                    By Order of the Board of Directors

                                    Robert A. Hurwich
                                    Secretary

     IMPORTANT: Your vote is important regardless of the number of shares you own. Please date, sign and return your proxy promptly in the enclosed envelope. Your cooperation is greatly appreciated.

                          LYNCH INTERACTIVE CORPORATION
                            401 Theodore Fremd Avenue
                                  Rye, NY 10580
                                 PROXY STATEMENT

      This Proxy Statement is furnished by the Board of Directors of Lynch Interactive Corporation (the "Corporation") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at the Greenwich Public Library, Greenwich, Connecticut on May 11, 2000, at 3:00 P.M. and at any adjournments thereof. This Proxy Statement and the accompanying proxy is first being mailed to shareholders on or about April 18, 2000.

      Only shareholders of record at the close of business on March 27, 2000 are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on such date, 1,412,183 shares of the Corporation's common stock, par value $.0001 (the "Common Stock"), were outstanding and eligible to vote. Each share of Common Stock is entitled to one vote on each matter submitted to the shareholders. Where a specific designation is given in the proxy, the proxy will be voted in accordance with such designation. If no such designation is made, the proxy will be voted FOR the nominees for director named below, FOR approval of the 2000 Stock Option Plan and FOR approval of the Principal Executive Bonus Plan, and in the discretion of the proxies with respect to any other matter that is properly brought before the Annual Meeting. Any shareholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by delivering to the Secretary of the Corporation a written notice of revocation or duly executed proxy bearing a later date or by appearing at the Annual Meeting and revoking his or her proxy and voting in person.

      An automated system administered by the Corporation's transfer agent tabulates the votes. Pursuant to the Delaware General Corporation Law and the By-laws of the Company, shares held by persons who abstain from voting on a proposal will be counted in determining whether a quorum is present, but will not be counted as voting either for or against such proposal. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

      The Corporation was spun off (the "Spin Off") from Lynch Corporation on September 1, 1999, and became a public company at that time.

                              ELECTION OF DIRECTORS

      Six directors are to be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and until their respective successors are elected. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted FOR the nominees named below. If for any reason any nominee shall not be available for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who decline to be candidates. Management, however, has no reason to expect that any of the nominees will be unavailable for election.

      The election of directors shall be determined by a plurality of the votes cast.

      All of the nominees had served as directors of Lynch Corporation and have served as directors of the Corporation since the Spin Off on September 1, 1999. The By-laws of the Corporation provide that Board of Directors shall consist of no less than two and no more than nine members and that any vacancies on the Board of Directors for whatever cause arising, including newly-created directorships, may be filled by the remaining directors until the next meeting of shareholders. Biographical summaries and ages as of April 1, 2000 of the nominees are set forth below. Data with respect to the number of shares of the Common Stock beneficially owned by each of them appears on pages 4 and 5 of this Proxy Statement. All such information has been furnished to the Corporation by the nominees.


                               Name: Age; Business Experience
                                  And Principal Occupation                           Served as
                           For Last 5 Years; and Directorships in                  Director From
                        Public Corporations and Investment Companies
Paul J. Evanson, 58
President  (since 1995) of Florida Power & Light Co.; former President and Chief
Operating  Officer of Lynch  Corporation  and former  Chairman and  President of
Spinnaker Industries,  Inc., a subsidiary of Lynch Corporation;  Director of FPL
Group, Inc. and Florida Power & Light Company ..................................        1999

John C. Ferrara, 48
Chief Financial  Officer (since 1999) of SPACE.com,  an internet  start-up which offers  content,  news,  entertainment,  information  and education about space;
Executive  Vice President and Chief  Financial  Officer  (1998-January  1999) of
Golden  Books Family  Entertainment,  Inc., a NASDAQ  company  which  published,
licensed  and  marketed   entertainment  products  and  subsequently  filed  for
protection under the Bankruptcy Act in late February 1999 (and is now out); Vice
President and Chief Financial Officer (1989-1997) of Renaissance  Communications
Corp., a NYSE company which owned and operated  television  broadcast  stations;
from 1973-1989,  various  financial  positions at The American  Express Company,
National  Broadcasting Company (NBC) and Deloitte & Touche;  Director of Gabelli
Asset Management Inc. ..........................................................       1999

Mario J. Gabelli, 57
Chairman and Chief Executive Officer of the Corporation  (since September 1999);
Chairman (since 1986), Chief Executive Officer  (1986-January 2000) and Director
of Lynch  Corporation;  Chairman and Chief  Executive  Officer of Gabelli  Group
Capital Partners (since 1980), a private company which makes investments for its own account;  Chairman and Chief Executive  Officer of Gabelli Asset  Management
Inc.  (since 1999), a NYSE listed holding  company for  subsidiaries  engaged in various aspects of the securities business; Director/Trustee and/or President of all registered  investment companies managed by Gabelli Funds, LLC (since 1986);
Director of Spinnaker Industries, Inc.; Governor of the American Stock Exchange;
Overseer  of  Columbia  University  Graduate  School  of  Business;  Trustee  of
Fairfield University, Roger Williams University, Bruce Museum, Winston Churchill
Foundation  and  E.L.  Wigend  Foundation;   Chairman,   Patron's Committee of
Immaculate  Conception School; and former trustee of Fordham  Preparatory School
and Dr. I. Fund Foundation .....................................................        1999

David C. Mitchell, 58
President  of the  Telephone  Group and  member of the Board of  Directors  of
Rochester  Telephone  (now  Global  Crossing)  until 1992;  President  and Chief
Executive Officer of Personal Sound Technologies,  Inc., a development stage new venture company bringing a technology hearing aid to market (1992-3); Advisor to
C-Tec Corporation from 1993 to its corporate reorganization in 1997; Director of
Commonwealth  Telephone  enterprises,  Inc.  (where  he has  also  served  as an adviser),  USN Communications,  Inc.; HSBC (Rochester,  NY Board),  Finger Lakes
Long term Care Insurance Co. and IBS International Corp. (until September 1999)         1999

Salvatore Muoio, 40
Principal  and Chief  Investment  Officer  of S. Muoio & Co.  LLC, a  securities advisory  firm (since 1996); Securities Analyst and Vice President of Lazard
Freres & Co., L.L.C., an investment banking firm (1995-1996); Securities Analyst
at Gabelli & Company, Inc. (1985-1995) .........................................        1999

Ralph R. Papitto, 73
Chairman and Chief Executive Officer of AFC Cable Systems,  Inc., a manufacturer and supplier of electrical  distribution  products (since 1993-1999); Founder,
Chairman and a Director of Nortek, Inc., a manufacturer of construction products
(1967-1993);  Director of AFC Cable Systems, Inc., Lynch Corporation;  Spinnaker
Industries,  Inc.  and  Global  Sports &  Gaming.Com;  Chairman  of the Board of
Trustees of Roger Williams University ..........................................        1999


                 OPERATION OF BOARD OF DIRECTORS AND COMMITTEES

         Since the Spin Off, there was one meeting of the Board of Directors during 1999, and the Board acted once by unanimous written consent.

         The Board of directors has established three standing committees, the principal duties of which are described below:

         Audit Committee: Recommends to the Board of Directors the appointment of independent auditors; reviews annual financial reports to shareholders prior to their publication; reviews the report by the independent auditors concerning management procedures and policies; and determines whether the independent auditors have received satisfactory access to the Corporation's financial records and full cooperation of corporate personnel in connection with their audit of the Corporation's records. Since the Spin Off, the Audit Committee met once during 1999. The present members are Messrs. Ferrara (Chairman), Mitchell and Muoio.

         Executive Compensation and Benefits Committee: Develops and makes recommendations to the Board of Directors with respect to the Corporation's executive compensation policies; recommends to the Board of Directors the compensation to be paid to executive officers; administers the Lynch Interactive Corporation Bonus Plan, 401(k) Savings Plan, and Phantom Stock Plan, as summarized on pages 8 through 12 of this Proxy Statement; and performs such other duties as may be assigned to it by the Board of Directors. Since the Spin Off, the Executive Compensation and Benefits Committee did not meet during 1999. The present members are Messrs. Papitto (Chairman), and Evanson. A Committee consisting of Messrs. Papitto and Ferrara deal with matters relating to the Principal Executive Bonus Plan (being submitted to shareholders for approval).

         Executive Committee: Exercises all the power and authority of the Board of Directors, except as otherwise provided by Delaware law or by the By-laws of the Corporation, in the management affairs of the Corporation during intervals between meeting of the Board of Directors. Since the Spin Off, the Executive Committee did not meet during 1999. The present members are Messrs. Gabelli (Chairman), Evanson and Papitto.

         The Corporation does not have a nominating committee. Nominations for directors and officers of the Corporation are matters considered by the entire Board of Directors.

                            COMPENSATION OF DIRECTORS

         Directors, who are not otherwise employees, receive a monthly cash retainer of $1,500, a fee of $2,000 for each in personam Board of Directors Meeting and a fee of $1,000 for each telephonic board of Directors meeting (which lasts for at least one hour) and each committee meeting the director attends. In addition, a non-employee director serving as a committee chairman receives an additional $2,000 annual cash retainer. A director who is an employee of the Corporation is not compensated for services as a member of the Board of Directors or any committee thereof. In addition, the Corporation purchases accident and dismemberment insurance coverage of $100,000 for each member of the Board of Directors and maintains a liability insurance policy which provides for indemnification of each Director (and officer) against certain liabilities which each may incur in his capacity as such.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 15, 2000, certain information with respect to all persons known to the Corporation to each beneficially own more than 5% of the Common Stock of the Corporation, which is the only class of voting stock of the Corporation outstanding. The table also sets forth information with respect to the Corporation's Common Stock beneficially owned by the directors, by each of the executive officers named in the Summary Compensation Table on page 6 of this Proxy Statement, and by all directors and executive officers as a group. The number of shares beneficially owned is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares to which a person has the sole or shared voting or investment power or any shares which the person can acquire within 60 days (e.g., through exercise of stock options or conversions of securities). Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the Common Stock set forth in the table. The following information is either reflected in Schedule 13Ds and 13Gs or Form 3s, Form 4s and Form 5s that have been filed with the Securities and Exchange Commission or which has otherwise been furnished to the Corporation.

        Name of                          Amount and Nature              Percent
    Beneficial Owner*                  Of Beneficial Ownership          Of Class

Dimensional Fund Advisors, Inc. ......      80,400(1)                       5.7%
Cascade Investment LLC ...............     294,118(2)                      17.2%
Mario J. Gabelli .....................     325,876(3)                      23.1%
Paul J. Evanson ......................       5,652                            **
John C. Ferrara ......................       1,414                            **
David C. Mitchell ....................         400(4)                         **
Salvatore Muoio ......................         852                            **
Ralph R. Papitto .....................         952                            **
Robert E. Dolan ......................         235(5)                         **
Robert A. Hurwich ....................         399(6)                         **
All Directors and Executive Officers .     335,780                         23.8%
as a group (eight in total)

 * The address of each holder of more than 5% of the Common Stock is as follows: Dimensional Fund Advisors - 1299 Ocean Avenue, Santa Monica, CA 90401; Cascade Investment LLC, 2365 Carillon Point, Kirkland, Washington 98033, and Mr. Gabelli - Corporate Center at Rye, Rye, NY 10580.

**      Represents holdings of less than one percent.

(1) Because of its investment and/or voting power over shares of Common Stock of the Corporation held in the accounts of its investment advisory clients, Dimensional Fund Advisors, Inc., an investment adviser ("Dimensional"), is deemed to be the beneficial owner of 86,900 shares. Dimensional disclaims beneficial ownership of all such shares.

(2) Cascade Investment LLC owns a $25,000,000 Convertible Promissory Note of the Corporation convertible into Common Stock of the Corporation at the rate of $85 principal amount of the Note for each share of Stock.

(3) Includes 252,376 shares of Common Stock owned directly by Mr. Gabelli (including 3,462 held for the benefit of Mr. Gabelli under the Corporation's 401(k) Savings Plan), 3,500 shares owned by a charitable foundation of which Mr. Gabelli is a trustee and 70,000 shares owned by a limited partnership in which Mr. Gabelli is the general partner and has a 6% interest. Mr. Gabelli disclaims beneficial ownership of the shares owned by the foundation and by the partnership, except for his approximate 6% interest therein.

(4) 200 shares jointly owned with wife and sharing voting and investment power.

(5) Includes 35 shares registered in the name of Mr. Dolan's children with respect to which Mr. Dolan has voting and investment power.

(6) Held for the benefit of Mr. Hurwich under the Corporation's 401(k) Savings Plan.

        Morgan Group is an approximately 55% owned subsidiary of the Corporation whose stock is traded on the American Stock Exchange (AMEX). As of April 1, 1999 Mr. Gabelli beneficially owns 10,000 shares (0.7%) of Morgan Group's Class A Common Stock. He may also be deemed to be a beneficial owner of 155,900 shares of Morgan Group's Class A Common Stock and 1,200,000 shares of Morgan Group's Class B Common Stock owned by the Corporation, by virtue of his ownership of approximately 23.1% of the shares of Common Stock of the Corporation. Mr. Gabelli, however, specifically disclaims beneficial ownership of all shares of Morgan Group stock held by the Corporation.

                             EXECUTIVE COMPENSATION

        At the time of the Spin Off on September 1, 1999, the Executive Officers of Lynch Corporation became employees of Lynch Interactive Corporation (with the substantially same salaries, bonus potential and other compensation arrangements as were then in effect). At that time, they ceased to be employees of Lynch Corporation although they remained the Executive Officers of Lynch Corporation. Lynch Interactive began charging Lynch Corporation for the corporate services provided by such Executive Officers (approximately 25% of their compensation cost from September 1 to December 31, 1999).

        The following tables set forth compensation received by the Corporation's Chief Executive Officer and each of the other executive officers of the Corporation for the last three fiscal years and certain information as to stock options:

        Prior to the Spin Off, such officers were, and continue to be, officers of Lynch Corporation, and the information set forth under Executive Compensation includes the compensation paid both prior to September 1, 1999 by Lynch Corporation and after September 1, 1999 by the Corporation.


                           SUMMARY COMPENSATION TABLE
                               Annual Compensation

                                                                      Long Term
                                                                 Compensation Awards
                                                                Stock
                                                              Underlying                 All Other
Name and Principal Position                                     SARs2     Payments3    Compensation
                              Year    Salary($)   Bonus($)1      (#)        ($)           ($)4

Mario J. Gabelli ..........   1999     500,000           0        --     1,868,998           0
  Chief Executive Officer .   1998     500,000           0        --          --           200
  Chairman of the Board ...   1997     500,000           0      25,000        --           200
  Chairman of the Executive

Robert E. Dolan ...........   1999     250,000      75,000        --       685,822           0
 Chief Financial Officer(5)   1998     250,000      50,000       2,000          --         200
                              1997        --             0       4,000   -         200

Robert A. Hurwich .........   1999     180,000           0        --       345,722           0
  Vice President-Admin- ...   1998     164,000      20,000       1,000        --           200
istration, Secretary,......   1997     156,000           0       1,500        --           200
General Counsel

(1) Bonuses earned in any fiscal year are generally paid during the following fiscal year.

(2) Shares of Common Stock of Lynch Corporation at the time of grant underlying Phantom Stock Plan awards.

(3) Represents payments by Lynch Interactive Corporation under the Phantom Stock Plan of Lynch Corporation and Lynch Interactive in 2000 based upon December 31, 1999, stock values. Does not include $483,039, $177,249 and $89,351 paid by Lynch Corporation in 2000 based upon December 31, 1999 stock values to Messrs. Gabelli, Dolan and Hurwich, respectively.

(4) The compensation reported represents contributions made to the Lynch Corporation 401(k) Savings Plan. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to Executive Compensation did not exceed the lesser of $50,000 or 10% of salary and bonus for 1999.

         There were no grants of stock options or stock appreciation rights during 1999, and the Phantom Stock Plan was terminated by the Board of Directors of Lynch Interactive (See "Termination of Lynch Phantom Stock Plan" at page 10).


                     AGGREGATE OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND FY-END OPTION/SAR VALUES


                             SARs                          Number of Securities
                           Exercised                    Underlying Options/SARs at         Value of Unexercised
                              (#)          Value             Fiscal Year-End           In-the-Money Options/SARs at
                              (b)        Realized                   (#)                    Fiscal Year-End (#)
          Name                              ($)         Exercisable/Unexercisable       Exercisable/Unexercisable
          (a)                               (c)                    (d)                             (e)
Mario J. Gabelli
Chairman of the Board      25,000       1,868,998              None/None                       $0/$0

Robert E. Dolan Chief
Financial Officer          10,000         685,823              None/None                       $0/$0

Robert A. Hurwich
VP-Admin., Sec. & Gen.
Counsel                     5,000        345,722               None/None                       $0/$0

(1) Represents payments in 2000 by Lynch Interactive Corporation upon exercises under the Phantom Stock Plan of Lynch Corporation and Lynch Interactive based upon December 31, 1999 stock values. Does not include $483,039, $177,249 and $89,351 paid by Lynch Corporation in 2000 based upon December 31, 1999 stock prices.


                         Ten Year Option/SAR Amendments1
                                                                                                       Length of
                                      Number of                                                       Original Term
                                      Securities     Market Price    Exercise Price        New         Remaining at
                                      Underlying      of Stock at      at Time of        Exercise        Date of
                                     Options/SARs       Time of         Amendment         Price         Amendment
        Name              Date         Amended       Amendment(2)          (e)              $              (g)
         (a)               (b)           (c)              (d)                              (f)

Mario J. Gabelli
Chairman of the Board  3/15/00      25,000 Units        $155.00      $70.106(3)       $70.106(3)        3/5/02

Robert E. Dolan
Chief Financial
Officer                3/15/00      10,000 Units        $155.00      $70.19(3)(4)     $70.18(2)(3)      2/2801-3/5/03(5)

Robert A. Hurwich
VP-Admin, Sec &
General Counsel        3/15/00       5,000 Units        $155.00      $69.47(3)(4)      $69.47(2)(3)     2/29/01-3/5/03(5)

(1)  As a result  of the  Interactive  Spin  Off,  Lynch  Interactive  and Lynch
     Corporation each decided to terminate the Phantom Stock Plan, including outstanding units. The termination of the outstanding units prior to their original expiration date required the consent of participants. The total amount paid to each participant was calculated based upon the December 31, 1999 (i) Lynch Corporation stock price ($25.81), (ii) the Lynch Interactive stock price ($99.875) and (iii) East/West Communications, Inc. stock price ($38.50). East/West was spun off by Lynch Corporation in December 1997 and the Boards of Lynch Corporation and Lynch Interactive, in connection with the termination of the outstanding units, agreed to add its value to that of Lynch Corporation and Lynch Interactive stocks for units granted prior to December 1997. To the extent necessary, the Boards of Directors also waived the requirement (enacted retroactively in 1998 after the grants) that the stock price double prior to exercise. It was further determined that Lynch Interactive would pay 79.5% of the amount, and Lynch Corporation would pay 20.5% of the amount. See "Termination of Lynch Phantom Stock Plan" at page 10.

(2) Combined closing prices of Lynch Interactive and Lynch Corporation stock prices on the American Stock Exchange on March 15, 2000.

(3)  Combined exercise prices of Lynch Interactive and Lynch Corporation units.

(4) Average exercise price of units. Of the 8,000 units granted to Mr. Dolan prior to the East/West spin off, 4,000 units had a grant price of $63.03 and 4,000 units had a grant price of $70.106, and the 2,000 units granted after the East/West spin off had a grant price of $84.63. Of the 4,000 units granted to Mr. Hurwich prior to the East/West spin off, 2,500 units had a grant price of $63.03, and 1,500 units had a grant price of $70.106, and the 1,000 units granted after the East/West spin off had a grant price of $84.63. The units only became exercisable if at any time during the term the stock price exceeds two times the grant price.

(5) Of Mr. Dolan's 8,000 units granted prior to the East/West spin off, 4,000 expired February 28, 2001, and 4,000 expired March 5, 2002 and the 2,000 units granted after the East/West spin off expired on March 5, 2003. Of Mr. Hurwich's 4,000 units granted prior to the East/West spin off, 2,500 expired February 28, 2001, and 1,500 expired March 5, 2002 and the 2,000 units granted after the East/West spin off expired on March 5, 2003.

EXECUTIVE COMPENSATION AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Philosophy

        The Executive Compensation and Benefits Committee ("Committee") of the Board of Directors is responsible for developing and making recommendations to the Board of Directors with respect to the Corporation's executive compensation policies and administering the various executive compensation plans. In addition, the Committee recommends to the Board of Directors the annual compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Corporation, as well as to other key employees. The Committee is comprised of two independent, non-employee directors.

        The objectives of the Corporation's executive compensation program are to:

     o    Support the achievement of desired Corporation performance.

     o Provide compensation that will attract and retain superior talent and reward performance.

     o    Ensure   that  there  is   appropriate   linkage   between   executive
          compensation and the enhancement of shareholder  value.

     o Evaluate the effectiveness of the Corporation's incentives for key executives.

        The executive compensation program is designed to provide an overall level of compensation opportunity that is competitive with companies of comparable size, capitalization and complexity. Actual compensation levels, however, may be greater or less than average competitive levels based upon annual and long-term Company performance, as well as individual performance. The Committee uses its discretion to recommend executive compensation at levels warranted in its judgment by corporate and individual performance.

Executive Officer Compensation Program

        The Corporation's executive officer compensation program is comprised of base salary, cash bonus compensation, Lynch Interactive Corporation 401(k)
Savings Plan, and other benefits generally available to employees of the Corporation. In 1996 Lynch Corporation adopted a Phantom Stock Plan applicable to officers and employees of the Lynch Corporation.

Base Salary

        Base salary levels for the Corporation's executive officers are intended to be competitive. In recommending salaries the Committee also takes into account individual experience and performance and specific issues relating to the Corporation. A summary of the compensation awarded to the Chief Executive Officer and the other executive officers is set forth in the "Summary Compensation Table" on page 6 of this Proxy Statement. Salary increases for 1999 were based upon a variety of judgmental factors, including the individual performances of the officers in 1998 and their anticipated contributions to the Corporation in 1999, the increasing size and complexity of the Corporation and the general financial and strategic performance of the Corporation. With respect to Mr. Gabelli, the Committee determined again not to raise Mr. Gabelli's salary of $500,000 per year.

Bonus Plan

        The Corporation has in place a bonus plan that is based on an objective measure of corporate performance and on subjective evaluation of individual performance for its executive officers (other than the Principal Executive Officer, i.e., Mr. Gabelli if the Principal Executive Bonus Plan is approved by shareholders) and other key personnel. In general, the plan provides for an annual bonus pool equal to 20% of the excess of (i) the consolidated pre-tax profits of the Corporation for a calendar year less (ii) 25% of the Corporation's average shareholders equity at the beginning of such year.
Shareholders' equity is the average of shareholders equity at the beginning of the period and at the beginning of the two preceding years. The bonus pool would also be reduced by amounts paid pursuant to the Principal Executive Bonus Plan if approved. See next paragraph below. The Executive Compensation and Benefits Committee in its discretion may take into consideration other factors and circumstances in determining the amount of the bonus pool and awarding bonuses such as progress toward achievement of strategic goals and qualitative aspects of management performance. The total bonuses paid for 1998 and 1999 exceeded the bonus formula because of the work by management in achieving strategic goals, including investments in personal communications services, acquisitions and financings. No bonuses were paid to executive officers for 1997. The breakdown of the bonus pool is not based upon a formula but upon judgmental factors.

        Mr. Gabelli is the sole participant in the Principal Executive Bonus Plan of Lynch Corporation adopted by the Board of Directors and approved by shareholders in 1997. The Principal Executive Bonus Plan is similar to the regular Bonus Plan, except that it (i) specifies a Maximum Annual Bonus (as defined therein) which is based on a maximum percentage (80%) of a specified bonus pool and (ii) removes the discretion of the Committee to award annual bonuses above the established Maximum Annual Bonus. The Plan is designed to satisfy an exemption from Section 162(m) of the Internal Revenue Code, which denies a deduction by an employer for certain compensation in excess of $1 million per year. No bonus was paid to Mr. Gabelli for 1997, 1998 or 1999 under the Principal Executive Bonus Plan. The Committee determined that 1999 bonus calculations would be made on the assumption that the Spin Off did not occur until January 1, 2000. Lynch Interactive has adopted subject to shareholder approval at the 2000 Annual Meeting of Shareholders a comparable plan (See Principal Executive Bonus Plan at pages 16 to 19 below).

        A summary of bonuses awarded to the Chief Executive Officer and certain other executive officers is set forth in the "Summary Compensation Table" on page 6 of this Proxy Statement.

Termination of the Lynch Phantom Stock Plan

        In February 1996 Lynch Corporation adopted a Phantom Stock Plan pursuant to which share units equivalent to one share of Common Stock of Lynch Corporation could be awarded to officers and employees of Lynch Corporation. The Lynch Corporation Committee was responsible for administering the Phantom Stock Plan, including selection of the persons to be awarded share units and number of units to be awarded. Under the terms of the Phantom Stock Plan such share units are initially valued at a trailing average price of Lynch Corporation's Common Stock (or such other price as the Committee determines), vest on the first anniversary of the date of grant and may be exercised by the grantee at any time after vesting and prior to the fifth anniversary of the date of Grant. Upon exercise the grantee is entitled to the difference between the market price of Lynch Corporation's Common Stock on the date of exercise and the award value, multiplied by the number of share units granted, and Lynch Corporation may elect to pay the award with Common Stock of Lynch Corporation for up to 100% of the value. Seven thousand four hundred units were awarded in February 1996, of which 4,000 were awarded to Mr. Dolan and 2,500 were awarded to Mr. Hurwich at $63.03 per share unit. Thirty-one thousand, seven hundred units were awarded in March 1996, of which 25,000 were awarded to Mr. Gabelli, 4,000 were awarded to Mr. Dolan and 1,500 were awarded to Mr. Hurwich, all at $70.106 per share unit. Three thousand nine hundred units were awarded in March 1998, of which 2,000 were awarded to Mr. Dolan and 1,000 were awarded to Mr. Hurwich, all at $84.63 per share unit. The awards were discretionary and not based upon a formula but were intended to give executive officers a substantially increased equity equivalent interest in the Corporation as a continuing incentive. In 1998, the Plan, as well as outstanding rights, was amended to provide that rights would become exercisable only if at any time during the term thereof the stock price exceed twice the base or grant price.

        As a result of the Interactive Spin Off, an adjustment in the terms of the outstanding units was required. The approach that was taken was to divide each unit into two units, one representing one share of Lynch Corporation stock and one representing one share of Lynch Interactive stock. This was considered appropriate since, at least for the short term, the individuals holding those units would provide services for both Lynch Corporation and Lynch Interactive. The original grant prices were apportioned between the corresponding units based on the relative market prices of the common stock of the two companies after the spin off.

        After further reflection, the Boards of Directors of Lynch Interactive and Lynch Corporation each decided that the preferable course of action would be to terminate the phantom stock plan, including outstanding units, and to start with a clean slate in each company regarding an appropriate long term incentive program. The companies operate in completely different industries and competitive environments. Consequently, the business conditions and prospects that existed in Lynch Corporation at the time the units were granted were substantially different than they are today in either company. In the case of Lynch Interactive particularly, there was concern that stock price fluctuations over the remaining terms of the outstanding units could result in material quarterly charges (and distortions) to reported earnings.

        In order to terminate the outstanding units, the consent of the employees holding those units was required and, in this connection, the future appreciation potential of the units being relinquished had to be taken into account. An agreement was reached, deemed by the Boards of Directors of both Lynch Interactive and Lynch Corporation to be both fair and equitable to all of the employees holding the units, as well as in the best interests of the respective shareholders of both corporations. The agreement recognizes the fact that the holders of the units created significant value for shareholders since their issuance, as well as the manner in which that value was created, specifically including the spin off to Lynch Corporation shareholders of both the stock of East/West Communications, Inc. in December 1997, and the stock of Lynch Interactive.

        In calculating the payment the holders are to receive, they are treated as holding only the original set of stock appreciation units issued to them by Lynch Corporation, each with the original exercise price. The payment due under each unit was determined by subtracting that exercise price from the total of the market prices on December 31, 1999, of a share of (a) Lynch Corporation, (b) Lynch Interactive, and (c) except for units granted after December 1997, East/West Communications. To the extent necessary, the Boards of Directors of both companies also waived the requirement (enacted retroactively in 1998, after the grants) that the stock price exceed twice the exercise price before a unit could be exercised.

        Finally, the Boards of Directors of Lynch Interactive and Lynch Corporation agreed that the total payments so determined would be paid 79.5% by Lynch Interactive and 20.5% by Lynch Corporation. The allocation was based on the relative market prices of the common stock of the two companies on December 31, 1999.

Lynch Interactive Corporation 401(k) Savings Plan

        All employees of the Corporation and certain of its subsidiaries are eligible to participate in the Lynch Interactive Corporation 401(k) Savings Plan adopted after the Spin Off, after having completed one year of service (as defined in the Plan) and having reached the age of 18.

        The 401(k) Plan permits employees to make contributions by deferring a portion of their compensation. Participating employees also share in contributions made by their respective employers. The annual mandatory employer contribution to each participant's account is equal to 25% of the first $800 of the participant's contribution. In addition, the employer may make a discretionary contribution of up to 75% of the first $800 of the participant's contribution. No such discretionary contribution was made in 1998. A participant's interest in both employee and employer contributions and earnings thereupon are fully vested at all times.

        Employee and employer contributions are invested in guaranteed investment contracts, certain mutual funds or Common Stock of the Corporation, as determined by the participants. With respect to the individuals listed in the Summary Compensation Table, each of Messrs. Gabelli, Dolan, and Hurwich, deferred $10,000 under the Lynch Corporation Plan during 1999, which amounts have been included for each individual in the Summary Compensation Table.

Benefits

        The Corporation provides medical life insurance and disability benefits to the executive officers that are generally available to Corporation employees. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary and bonus for fiscal 1999.

Chief Executive Officer Compensation

        The following table sets forth compensation received by Mr. Gabelli for the last ten years as Chairman and Chief Executive Officer of Lynch Corporation (including September 1 - December 31, 1999 from Lynch Interactive):

           1990     1991      1992      1993      1994      1995     1996       1997    1998      1999
           ----     ----      ----      ----      ----      ----     ----       ----    -----     ----
Salary    90,000    90,000   150,000   150,000   150,000   325,000   500,000   500,000   500,000   500,000
Bonus          0         0   100,000   250,000         0   625,000         0         0         0         0

Mr. Gabelli performs the usual functions of the chief executive officer of a company and is particularly involved in the development of acquisition, investment and financial strategies. After considering the substantial increase in the size and scope of the Corporation, improved financial performance as reflected by the increase in private market value as well as public market value, and improved return on shareholder equity, the Lynch Corporation Compensation Committee recognized that Mr. Gabelli's 1994 and prior years' compensation was materially below that of chief executive officers of comparable companies. Therefore, that Committee increased Mr. Gabelli's salary to $500,000 per year effective July 1, 1995, with no raise since then. Effective in 2000, the $500,000 salary will be split, with $150,000 to be paid by the Corporation and $350,000 to be paid by Lynch Interactive. 1999 was a year of strategic accomplishments, including the Spin Off and the sale by Spinnaker of its tape operations. However, 1999 was also a year of certain disappointments including the profitability of certain manufacturing operations and The Morgan Group, Inc. (part of the Interactive Spin Off). Mr. Gabelli made substantial contributions to the Corporation's performance; however, no bonus was awarded to Mr. Gabelli for 1999. In addition, that Committee recognizes the role of leadership, particularly that of Mr. Gabelli, in developing existing businesses and in making strategic acquisitions. In 1997, the Committee granted Mr. Gabelli 25,000 units under the Lynch Corporation's Phantom Stock Plan in 1997. See Termination of the Lynch Phantom Stock Plan at page 10 and the Summary Compensation Table at page 6 for amounts paid to Mr. Gabelli upon such termination. Previously, the Corporation authorized the sale by the Corporation to Mr. Gabelli of $625,000 of Common Stock in March 1996 (equal to Mr. Gabelli's 1995 bonus), which resulted in the purchase of 10,373 shares, and in January 1994, the Corporation sold Mr. Gabelli 100,000 shares at the then market price.

Ralph R. Papitto, Chairman of the Executive Compensation and Benefits Committee

                                PERFORMANCE GRAPH

The graph below compares the cumulative total shareholder return on the Common Stock of the Corporation for the period September 1, 1999 (the date the Corporation's stock began trading publicly) through December 31, 1999 with the cumulative total return over the same period on the broad market, as measured by the American Stock Exchange Market Value Index, and on a peer group, as measured by a composite index based on the total returns earned on the stock of the publicly traded companies included in the Media General Financial Services database under the two Standard Industrial Classification (SIC) codes within which the Corporation conducts the bulk of its business operations: SIC Code 4813, Telephone Communications, except Radio Telephone (105 companies), and SIC Code 4213, Trucking, except Local (52 companies). The data presented in the graph assumes that $100 was invested in the Corporation's Common Stock and in each of the indexes on September 1, 1999 and that all dividends were reinvested.

                 INVESTMENT OF $100 DOLLARS ON SEPTEMBER 1, 1999
                         WITH REINVESTMENT OF DIVIDENDS
                    COMPARISON OF CUMULATIVE TOTAL RETURN OF
                      COMPANY, PEER GROUP AND BROAD MARKET

                                  FISCAL YEAR ENDING
COMPANY/INDEX/MARKET               9/1/99   12/31/99
Lynch Interactive Corporation      100.00   192.07
Peer Group Index ............      100.00   113.69
AMEX Market Index ...........      100.00   116.58


The Industry Index Chosen was:
A Composite of SIC Codes - 4213 and 4813

The Broad Market Index Chosen was:
American Stock Exchange

                                     Item 2

               APPROVAL OF THE LYNCH INTERACTIVE CORPORATION 2000
                                STOCK OPTION PLAN

Background

         On March 9, 2000, the Board of Directors of the Corporation adopted (subject to shareholder approval) the Lynch Interactive Corporation 2000 Stock Option Plan (the "Plan"), which provides that the total number of shares of Common Stock issuable pursuant to the Plan is 83,000. The following description of the Plan is intended only as a summary and is qualified in its entirety by reference to the Plan, which is an exhibit to this proxy statement.

Purpose

         The purpose of the Plan is to enhance the profitability and value of the Corporation for the benefit of its shareholders principally by enabling the Corporation to offer employees and consultants of the Corporation and its subsidiaries stock-based incentives in the Corporation in order to attract, retain and reward such individuals and strengthen the mutuality of interest between such individuals and the Corporation's shareholders.

Eligibility

         All employees and consultants of the Corporation and its subsidiaries of the Corporation designated by the board of directors to participate in the Plan are eligible to receive options under the Plan.

Available Shares

         Options covering a maximum of 83,000 shares of Common Stock may be issued under the Plan. Options covering a maximum of 75,000 shares may be granted to a single individual in any one fiscal year. These amounts are subject to adjustment to reflect changes in the capital structure of the Corporation, stock splits, recapitalizations, mergers and reorganizations. If an option expires, terminates or is canceled, the unissued shares of Common Stock subject to the option will again be available under the Plan.

Terms of Stock Options

         Under the Plan, options granted to employees may be in the form of incentive stock options or non-qualified stock options. Options granted to consultants may only be non-qualified stock options. The committee that administers the plan (see "Administration" below) (the "Committee") will determine the number of shares subject to each option, the term of each option (which may not exceed ten years or, in the case of an incentive stock option granted to a ten percent shareholder, five years), the exercise price per share of stock subject to each option, the vesting schedule (if any) and the other material terms of the option. No incentive stock option may have an exercise price less than 100% of the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a ten percent shareholder, 110% of fair market value). The exercise price of a non-qualified stock option will be determined by the Committee.

         The option price upon exercise may be paid in cash, or, if so determined by the Committee, in shares of Common Stock, by a reduction in the number of shares of Common Stock issuable upon exercise of the option or by such other method as the Committee determines. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The Committee may at any time offer to buy an option previously granted on such terms and conditions as the Committee establishes. At the discretion of the Committee, options may provide for "reloads" (i.e., a new option is granted for the same number of shares as the number used by the holder to pay the option price upon exercise).

         Subject to limited exceptions, options are forfeited upon termination of employment or service. Options are not assignable (except by will or the laws of descent and distribution or the consent of the Committee).

         Options may not be granted after the tenth anniversary of the Plan's adoption, but options granted prior to that date may extend beyond that date.

Change in Control

         Unless otherwise determined by the Committee at the time of grant, upon a Change in Control (as defined in the Plan), all options automatically will become fully exercisable. However, unless otherwise determined by the Committee at the time of grant, no acceleration of exercisability of an option will occur, if the Committee determines prior to a Change in Control that the option will be honored or assumed or new rights substituted immediately following the Change in Control.

Amendments

         The Plan may be amended by the board of directors, except that shareholder approval of amendments will be required, among other things, to (i) increase the maximum number of shares subject to options granted in any fiscal year, (ii) change the classification of employees eligible to receive awards,
(iii) extend the maximum option period under the Plan or (iv) increase the number of shares that may be issued under the Plan.

Administration

         The Plan will be administered by a committee of the board (the "Committee"), which will include two or more "non-employee" and "outside" directors. However, with respect to option grants to non-employee directors and any action under the Plan relating to options held by non-employee directors, the Committee will consist of the entire board of directors. The Committee will determine the individuals who will receive options and the terms of the options, which will be reflected in written agreements with the holders.

Certain U.S. Federal Income Tax Consequences

         Under current federal income tax laws, the grant of an incentive stock option can be made solely to employees and generally has no income tax consequences for the optionee or the Corporation. In general, no taxable income results to the optionee upon the grant or exercise of an incentive stock option. However, the amount by which the fair market value of the stock acquired pursuant to the incentive stock option exceeds the exercise price is an adjustment item for purposes of alternative minimum tax. If no disposition of the shares is made within either two years from the date the incentive stock option was granted or one year from the date of exercise of the incentive stock option, any gain or loss realized upon disposition of the shares will be treated as a long-term capital gain or loss to the optionee. The Corporation will not be entitled to a tax deduction upon the exercise of an incentive stock option, nor upon a subsequent disposition of the shares, unless the disposition occurs prior to the expiration of the holding period described above. In general, if the optionee does not satisfy these holding period requirements, any gain equal to the difference between the exercise price and the fair market value of the stock at exercise (or, if a lesser amount, the amount realized on disposition over the exercise price) will constitute ordinary income. In the event of such a disposition before the expiration of that holding period, the Corporation is entitled to a deduction at that time equal to the amount of ordinary income recognized by the optionee. Any gain in excess of the amount recognized by the optionee as ordinary income would be taxed to the optionee as short-term or long-term capital gain (depending on the applicable holding period).

         In general, an optionee will realize no taxable income upon the grant of a non-qualified option, and the Corporation generally will not receive a deduction at the time of grant. Upon exercise of a non-qualified option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his holding period for the stock. Subject to the possible application of section 162(m) of the Internal Revenue Code, the Corporation will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

         Any entitlement to a tax deduction on the part of the Corporation is subject to applicable federal tax rules, including section 162(m) of the Internal Revenue Code regarding a $1 million limitation on deductible compensation. In addition, if the exercisability of an option is accelerated because of a change in control, payments relating to the options, either alone or together with certain other payments, may constitute parachute payments under section 280G of the Internal Revenue Code, which may be subject to excise tax.

         See the Summary Compensation Table on page 6, the Option/SAR Tables on page 7 and the Executive Compensation and Benefits Committee Report on Executive Compensation for additional information on compensations and employee benefit plans.

THIS BOARD OF DIRECTORS (OTHER THAN MR. GABELLI WHO IS MAKING NO RECOMMENDATION) RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE PLAN.

         Approval of Item 2 requires the affirmative vote of a majority of the shares of Common Stock of the Corporation voting on the proposition, excluding any abstentions. Mr. Gabelli has not indicated how he intends to vote shares beneficially owned by him.

                                     Item 3

                 APPROVAL OF THE PRINCIPAL EXECUTIVE BONUS PLAN

         On March 9, 2000, the Board of Directors of the Corporation adopted, subject to approval by the shareholders of the Corporation, the Principal Executive Bonus Plan (the "Plan") to provide the chief executive officer of the Corporation and, if so designated, certain other key employees with a performance-based Annual Bonus (as defined below) for calendar years beginning January 1, 2000. The Plan is similar to the Lynch Corporation's Principal Executive Bonus Plan which has been in effect since 1997 except that the Plan limits any participant (rather than the Chief Executive Officer) to 80% of the Annual Bonus Pool (as described below) and is applicable to the chief executive officer and certain other key corporate employees. For the 2000 calendar year, only the chief executive officer is participating in the Plan, and he is not eligible to participate in the existing bonus plan.

         The Plan is designed to satisfy Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) of the Code denies a deduction by an employer for certain compensation in excess of $1 million per year paid by a publicly held corporation to the chief executive officer and the four other most highly compensated executive officers who are employed at the end of the fiscal year. Certain compensation, including compensation paid based on the achievement of preestablished performance goals, is excluded from this deduction limit. For compensation to qualify for this exclusion, the material terms pursuant to which the compensation is to be paid, including the performance goals, must be disclosed to, and approved by, the shareholders in a separate vote prior to the payment. Accordingly, the Plan is being submitted to shareholders so that payments thereunder will be exempt under Section 162(m) of the Code.

Administration

         The Plan is administered by the Executive Compensation and Benefits Committee, which is currently composed of two members of the Board of Directors who qualify as "outside directors" under Section 162(m) of the Code (the "Committee"). The Committee has the authority to designate the key employees eligible to participate in the Plan (other than the chief executive officer), establish Individual Bonus Pool Percentages (as defined below), determine performance criteria, certify attainment of performance goals and other material terms, to construe and interpret the Plan and make all other determinations deemed necessary or advisable for the administration of the Plan.

Eligibility and Participation

         The chief executive officer of the Company will participate in the Plan during each calendar year automatically. In addition, the Committee may, in its sole discretion, select other key executive officers or key employees of the Company (including subsidiaries) to be eligible to participate in the Plan for any calendar year.

Determination of Annual Bonus

         Each participant's Annual Bonus under the Plan for each calendar year will be equal to the participant's Individual Bonus Pool Percentage (as defined below) multiplied by the achieved Annual Bonus Pool (as defined below) for the respective calendar year. The Annual Bonus Pool is determined pursuant to an objective formula or standard based on the attainment of preestablished performance goals specified by the Committee. The Individual Bonus Pool Percentage shall be determined by the Committee and be expressed as a percentage of the Annual Bonus Pool for each calendar year. In no event may the total of all participants' Individual Bonus Pool Percentages exceed one hundred percent (100%) of the Annual Bonus Pool for any calendar year. Unless otherwise reduced by the Committee, payment of a participant's Annual Bonus shall be made only if and to the extent performance goals for the relevant calendar year are attained.

Performance Goals

         The Committee generally has the authority to determine the performance goals that will be in effect for each calendar year. The performance goals with respect to the Annual Bonus Pool will be based on the attainment of certain target levels of, or a percentage increase in, Pre-Tax Profits (as defined below) in excess of certain target levels or percentages of Shareholders Equity (as defined below). In addition, the Committee has the authority to incorporate provisions in the performance goals allowing for adjustments in recognition of unusual or non-recurring events affecting the Corporation or the financial statements of the Corporation, or in response to changes in applicable laws, regulations or accounting principles, to the extent permitted by Section 162(m) of the Code.

Limits on Annual Bonus

         Notwithstanding the attainment of performance goals, the Committee has the discretion to reduce (but not increase) a participant's Annual Bonus under the Plan for any calendar year, regardless of the degree of attainment of the performance goals. In any event, the Maximum Annual Bonus permitted under the Plan with respect to any calendar year may not exceed in the case of any participant eighty percent (80%) of an amount equal to twenty percent (20%) of the excess of (a) Pre-Tax Profits (as defined below) for such calendar year less
(b) twenty-five percent (25%) of Shareholders Equity (as defined below).

         Pre-Tax Profits means income before income taxes (excluding any provision for annual bonuses under the Plan and under the Bonus Plan applicable to other corporate employees), minority interest (if any), extraordinary items (if any), cumulative changes in accounting (if any) and discontinued operations (if any) in the Corporation's Statement of Consolidated Income reported in its annual financial statements adjusted by (i) minority interest effects on such pre-tax profits; and (ii) pre-tax effect of income or loss associated with discontinued operation net of minority interest effects. Shareholders Equity means the average of shareholders equity at the beginning of the Plan Year and at the beginning of the two preceding Plan Years, in each case as reported in the Company's consolidated balance sheet in its annual financial statements (restated as the result of the Spin Off).

Form and Payment of Annual Bonus

         With respect to each participant, payment under the Plan will be made in cash in an amount equal to the achieved Annual Bonus and may be made only after attainment of the performance goals has been certified in writing by the Committee. Unless otherwise determined by the Committee in its sole discretion, each participant shall, to the extent the applicable performance goals with respect to the Annual Bonus Pool are attained at the end of each calendar year, have the right to receive payment of a prorated portion of such participant's Annual Bonus under the Plan for any calendar year during which the participant's employment with the corporation is terminated for any reason other than for "cause" (as determined by the Committee in its sole discretion).

Amendment and Termination of Plan

         The Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, that no amendment shall, without the prior approval of the shareholders of the Corporation in accordance with the laws of the State of Delaware to the extent required under Code Section 162(m): (i) materially alter the performance goals, (ii) increase the Maximum Annual Bonus for any calendar year, (iii) change the class of persons eligible to participate in this Plan, or (iv) implement any change to a provision of the Plan requiring shareholder approval in order for the Plan to continue to comply with the requirements of Section 162(m) of the Code. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any participant, without such participant's consent, under the award theretofore granted under the Plan.

2000 Performance Award

         Only the chief executive officer of the Corporation is participating in the Plan for calendar year 2000. On March 27, 2000, the Committee set for the 2000 calendar year the performance goals underlying the 2000 Annual Bonus Pool and the Individual Bonus Pool Percentage for the chief executive officer. The Committee determined that the 2000 Annual Bonus Pool amount, if any, will be equal to twenty percent (20%) of the excess of (a) Pre-tax Profits of the Corporation less (b) twenty-five percent (25%) of the Corporation's Shareholders Equity. In addition, the Committee determined that the chief executive officer's Individual Bonus Pool Percentage under the Plan will be equal to eighty percent (80%) of the 2000 Annual Bonus Pool.

         If the Plan had been in effect for 1999, neither Mr. Gabelli, the chief executive officer of the Corporation, nor any other key employee, would have received any annual bonus; however, for 2000 and future years the Plan could result in substantial bonuses if Pre-Tax Profits increase substantially, including as a result of a major business, and/or Shareholders Equity decreases substantially.

Other Plans

         Corporate executives and employees, other than the chief executive officer, will continue to participate for the 2000 calendar year in the existing bonus plan which permits the Corporation to use subjective factors, such as progress towards achievement of strategic in goals and qualitative aspects of management performance, in addition to the formula, in awarding bonuses.

         See the Summary Compensation Table on page 6 the Option/SAR Tables on page 7 and the Executive Compensation and Benefits Committee Report on Executive Compensation for additional information on compensations and employee benefit plans.

THE BOARD OF DIRECTORS (OTHER THAN MR. GABELLI WHO IS MAKING NO RECOMMENDATION) RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE PLAN.

         Approval of this Item 3 requires the affirmative vote of a majority of the shares of Common Stock of the Corporation voting on the proposition, excluding any abstentions. Mr. Gabelli has not indicated how he intends to vote the shares beneficially owned by him.

                  TRANSACTIONS WITH CERTAIN AFFILIATED PERSONS

        Mr. Gabelli is affiliated with various entities which he directly or indirectly controls and which are engaged in various aspects of the securities business, such as an investment advisor to various institutional and individual clients including registered investment companies and pension plans, as a broker-dealer, and as managing general partner of various private investment partnerships. During 1999, the Corporation and its subsidiaries engaged in various transactions with certain of these entities and the amount of commissions, fees, and other remuneration paid to such entities, excluding reimbursement of certain expenses related to Mr. Gabelli's employment by the Corporation (including approximately $69,000 reimbursement in connection with an airplane in part owned by a subsidiary of Gabelli Group Capital Partners, Inc. ("Gabelli Partners"), was less than $60,000.

        In March, 1997 and February 1998, Bal/Rivgam, L.L.C. and BCK/Rivgam, L.L.C., in which affiliates of Gabelli Partners have a 49.9% interest, agreed to pay the subsidiary a 5% net profits interest (after a capital charge) in Bal/Rivgam and BCK/Rivgam, respectively, in return for certain services provided or to be provided by the Corporation's subsidiary in connection with bidding on and developing wireless communication service licenses and local multipoint distribution services licenses. Mr. Gabelli is the majority owner of Gabelli Partners and is its Chairman and Chief Executive Officer.

        In 1998, the Lynch Corporation entered into a lease for approximately 5,000 square feet in a building in Rye, New York, recently purchased by an affiliate of Mr. Gabelli. The lease runs through December, 2002, and provides for rent at approximately $18.00 per square foot, per annum plus a minimum of $2.50 per square foot per annum for electricity, subject to adjustment for increases in tax and other operating expenses. The amount of the lease is currently approximately $8,400 per month. Lynch Interactive became the primary lessee of such lease at the Spin Off.

        To assist the Corporation with the private placement of a $25 million convertible promissory note to Cascade Investment LLC, Mr. Gabelli agreed to give Cascade a one-time option to sell the Note to him at 105% of the principal amount thereof on December 15, 2000, secured by a bank letter of credit. The letter of credit is secured by securities deposited by Mr. Gabelli with the bank. The Corporation agreed to reimburse the Chairman for the cost of the letter of credit (approximately $160,000) plus his counsel fees in connection with the option to sell agreement and obtaining the letter of credit.

        In 1999, the Corporation agreed to pay Gabelli Securities, Inc. a fee for services in connection with the acquisition of Central Scott Telephone Company in July 1999, which is intended to be paid by transferring to Gabelli Securities the stock of Lynch Capital Corporation, an in-house broker-dealer. Lynch Capital recorded in 1999 revenues of $1,000 and a net loss of $20,000 and will contain $40,000 in cash or equivalents at transfer.

                              INDEPENDENT AUDITORS

        Representatives of Ernst & Young, the Corporation's auditors for 1999, are expected to be available at the Annual Meeting with the opportunity to make a statement if they desire to do so and to answer appropriate questions. The Corporation has not yet selected a principal auditor for 2000.

                             SECTION 16(a) REPORTING

        Section 16(a) of the Securities and Exchange Acts of 1934, as amended, requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock to file with the Securities and Exchange Commission and American Stock Exchange initial reports of ownership and reports of changes in the ownership of Common Stock and other equity securities of the Company. Such persons are required to furnish the Corporation with copies of all Section 16(a) filings. Based solely on the Corporation's review of the copies of such filings it has received and written representations of directors and officers, the Corporation believes that during the fiscal year ended December 31, 1999, its officers, directors, and 10% shareholders are in compliance with all Section 16(a) filing requirements applicable to them.

                            PROPOSALS OF SHAREHOLDERS

        Proposals of shareholders intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Office of the Secretary, Lynch Corporation, 401 Theodore Fremd Avenue, Rye, NY 10580, by no later than December 20, 2000, for inclusion in the Corporation's proxy statement and form of proxy relating to the 2001 Annual Meeting.

                                  MISCELLANEOUS

        The Board of Directors knows of no other matters which are likely to come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote on such matters in accordance with their best judgment.

        The solicitation of proxies is made on behalf of the Board of Directors of the Corporation, and the cost thereof will be borne by the Corporation. The Corporation has employed the firm of Morrow & Co. Inc., 445 Park Avenue, 5th Floor, New York, New York, 10022 to assist in this solicitation at a cost of $3,500, plus out-of-pocket expenses. The Corporation will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of the Common Stock of the Corporation. In addition, officers and employees of the Corporation (none of whom will receive any compensation therefor in addition to their regular compensation) may solicit proxies. The solicitation will be made by mail and, in addition, may be made by telegrams and personal interviews, and the telephone.

                                  ANNUAL REPORT

        The Corporation's Annual Report to Shareholders for the fiscal year ended December 31, 1999, has been sent herewith to each shareholder. Such Annual Report, however, is not to be regarded as part of the proxy soliciting material.

                                    By Order of the Board of Directors

                                          ROBERT A. HURWICH
                                          Secretary

Dated:  April 18, 2000

Exhibit to Proxy Statement



                          LYNCH INTERACTIVE CORPORATION
                             2000 Stock Option Plan
                                   ARTICLE I.
                                     PURPOSE

         The purpose of this Lynch Interactive Corporation 2000 Stock Option Plan (the "Plan"), is to enhance the profitability and value of Lynch Interactive Corporation (the "Company") for the benefit of its shareholders by enabling the Company to offer certain employees and Consultants (as defined herein) of the Company and its Subsidiaries (as defined herein) stock based incentives in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's shareholders.

                                   ARTICLE II.
                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

2.1. "Board" shall mean the Board of Directors of the Company.

2.2. "Cause" shall mean, with respect to a Participant's Termination of Relationship, unless otherwise determined by the Committee at grant, willful misconduct in connection with the Participant's employment or consultancy or willful failure to perform his or her employment or consultancy responsibilities in the best interests of the Company (including, without limitation, breach by the Participant of any provision of any employment, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Committee, which determination shall be final, conclusive and binding.

2.3. "Change in Control" shall have the meaning set forth in Article VIII.

2.4. "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

2.5. "Committee" shall mean a committee or sub-committee of the Board appointed from time to time by the Board or such committee, as the case may be, which Committee shall include two or more directors who are non-employee directors as defined in Rule 16b-3 (as defined herein) and outside directors as defined under Section 162(m) of the Code (as defined herein). If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

2.6. "Common Stock" means the Common Stock, no par value per share, of the Company.

2.7. "Consultant" means any advisor or consultant to the Company or its Subsidiaries who is eligible pursuant to Article V to be granted Options under this Plan.

2.8. "Disability"  shall  mean  total and  permanent  disability,  as defined in
     Section 22(e)(3) of the Code.

2.9. "Effective  Date" shall mean the  effective  date of the Plan as defined in
     Article XII.

2.10. "Eligible Employee" shall mean the employees of the Company and its Subsidiaries who are eligible pursuant to Article V to be granted Options under this Plan.

2.11. "Exchange Act" shall mean the Securities Exchange Act of 1934.

2.12."Fair Market Value" for purposes of this Plan,  unless  otherwise  required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee. For purposes of the grant of any Option, the applicable date shall be the date for which the last sales price is available at the time of grant.

2.13."Good Reason" shall mean,  with respect to a  Participant's  Termination of
     Relationship, (i) if there is an employment agreement between the Company or a Subsidiary and the Participant in effect at the time of grant that defines "good reason" (or words of like import) a termination that is or would be deemed for "good reason" (or words of like import) as defined under such employment agreement at the time of grant, (ii) if there is an employment agreement between the Company or a Subsidiary and the
     Participant in effect at the time of grant that does not define "good reason" (or words of like import), a voluntary termination which is permitted under the terms of such employment agreement and which is at least ninety (90) days after the occurrence of an event which would be grounds for a termination by the Company that is or would be deemed for "cause" (or words of like import) as defined under such employment agreement at the time of grant, or (iii) if there is no employment agreement between the Company or a Subsidiary and the Participant in effect at the time of grant, a voluntary termination for any reason upon two (2) weeks' prior written notice to the Company, which is at least ninety (90) days after the occurrence of an event which would be grounds for a Termination of Relationship by the Company for Cause (without regard to any notice or cure period requirement).

2.14."Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be, and designated as, an "Incentive Stock Option" within the meaning of Section 422 of the Code.

2.15."Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.16."Participant" shall mean the following persons to whom an Option has been granted pursuant to this Plan: Eligible Employees and Consultants of the Company or its Subsidiaries and non-employee directors of the Company.

2.17."Retirement" with respect to a Participant's Termination of Relationship shall mean a Termination of Relationship without Cause from the Company and/or a Subsidiary by a Participant who has attained (i) at least age sixty-five (65); or (ii) such earlier date after age fifty-five (55) as approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age sixty-five (65).

2.18."Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

2.19."Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

2.20. "Stock Option" or "Option" shall mean any option to
         purchase  shares  of  Common  Stock  granted  to  Eligible   Employees,
         Consultants or non-employee directors pursuant to Article VI.

2.21."Subsidiary" shall mean any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code.

2.22."Ten Percent Shareholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company as defined in Section 422 of the Code.

2.23."Termination of Consultancy" shall mean (i) an individual is no longer acting as a Consultant to the Company or a Subsidiary; or (ii) when an entity which is retaining a Participant as a Consultant ceases to be a Subsidiary, unless the Participant thereupon is retained as a Consultant by the Company or another Subsidiary.

2.24."Termination of Employment" shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Subsidiaries; or (ii) when an entity which is employing a Participant ceases to be a Subsidiary, unless the Participant thereupon becomes employed by the Company or another Subsidiary.

2.25."Termination of Relationship" shall mean a Termination of Employment or a Termination of Consultancy, as applicable.

2.26."Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

2.27. "Withholding Election" shall have the meaning set forth in Section 11.4.


                                  ARTICLE III.
                                 ADMINISTRATION

3.1. The Committee. The Plan shall be administered and interpreted by the Committee.

3.2. Awards. The Committee shall have full authority to grant Stock Options, pursuant to the terms of this Plan. In particular, the Committee shall have the authority:

          (a) to select the Eligible Employees and Consultants to whom Stock Options may from time to time be granted hereunder;

          (b)  to determine  whether and to what extent Stock  Options are to be
               granted   hereunder  to  one  or  more  Eligible   Employees  and
               Consultants;

          (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Stock Option granted to an Eligible Employee or Consultant;

          (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Stock Option granted hereunder to an Eligible Employee or Consultant (including, but not limited to, the share price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

          (e) to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Subsection 6.3(d);

          (f) to determine whether, to what extent and under what circumstances to provide loans (which shall be on a recourse basis and shall bear a reasonable rate of interest) to Eligible Employees and Consultants in order to exercise Options under the Plan; and

          (g) to determine whether to require Eligible Employees or Consultants, as a condition of the granting of any Option, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option.

3.3. Guidelines. Subject to Article IX hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Option granted under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 (if any) and the applicable provisions of Section 162(m) of the Code (if any). The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws. If and solely to the extent applicable, this Plan is intended to comply with Rule 16b-3 and Section 162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4. Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, conclusive and binding on the Company and all employees, directors, consultants and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5. Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

3.6. Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.7. Designation of Advisors -- Liability.

          (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

          (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or former officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Option granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer or former officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's or former officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Subsidiary. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Stock Options granted to him or her under this Plan.

                                   ARTICLE IV.
                           SHARE AND OTHER LIMITATIONS

4.1. Shares.

               (a) General Limitation. The aggregate number of shares of Common Stock which may be issued under this Plan with respect to which Stock Options may be granted shall not exceed 83,000 shares (subject to any increase or decrease pursuant to
                    Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Stock Option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or the Company repurchases any Stock Option pursuant to Section 6.3(f), the number of shares of Common Stock underlying the repurchased Option, and/or the number of shares of Common Stock underlying any unexercised Option shall again be available for the purposes of Options under the Plan.

               (b) Individual Participant Limitations. The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan to each Participant shall not exceed 75,000 shares (subject to any increase or decrease pursuant to Section 4.2) during each fiscal year of the Company.

4.2. Changes.

               (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or Subsidiary, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or Subsidiary, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

               (b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, sale or transfer of all or part of its assets or business, reclassification of its capital stock, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under the Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee shall be final, conclusive and binding on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

               (c) Fractional shares of Common Stock resulting from any adjustment in Options pursuant to this Section 4 shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each
                    Participant whose Option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

               (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options of Eligible Employees, Consultants and non- employee directors, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option Agreement) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

                  If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

                                   ARTICLE V.
                                   ELIGIBILITY

         All employees and Consultants of the Company and its Subsidiaries are eligible to be granted Stock Options under this Plan. Eligibility under this Plan shall be determined by the Committee in its sole discretion.

                                   ARTICLE VI.

                               STOCK OPTION GRANTS

6.1. Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or (ii) a Non-Qualified Stock Option.

6.2. Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options. The Board shall have the authority to grant to any non-employee director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option.

6.3. Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

               (a) Option Price. The option price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock. The purchase price of shares of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee.

               (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Shareholder may not exceed five (5) years.

               (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

               (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form, or such other arrangement for the satisfaction of the purchase price, as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock withheld from the shares to be received on the exercise of a Stock Option hereunder or Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee. No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for and the Participant shall have none of the rights of a holder of shares of Common Stock until such shares of Common Stock have been issued.

               (e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

                  Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

               (f) Buy Out and Settlement Provisions. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

               (g) Form, Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

               (h) Other Terms and Conditions. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the Reload and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

6.4. Termination of Relationship. The following rules apply with regard to Options upon the Termination of Relationship of a Participant:

               (a) Termination by Reason of Death. If a Participant's Termination of Relationship is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

               (b) Termination by Reason of Disability. If a Participant's Termination of Relationship is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

               (c) Termination by Reason of Retirement. If a Participant's Termination of Relationship is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

               (d) Involuntary Termination Without Cause or Termination for Good Reason. If a Participant's Termination of Relationship is by involuntary termination without Cause or for Good Reason, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

               (e) Termination Without Good Reason. If a Participant's Termination of Relationship is voluntary but without Good Reason and such Termination of Relationship occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Relationship by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such Termination of Relationship, but in no event beyond the expiration of the stated term of such Stock Option.

               (f) Other Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Relationship is for any reason other than death, Disability, Retirement, Good Reason involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if, no rights of the Participant are reduced, thereafter) in the event such termination is for Cause or is a voluntary termination without Good Reason or voluntary resignation within ninety
                    (90) days after occurrence of an event which would be grounds for Termination of Relationship by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Relationship for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Relationship by the Company for Cause.

                                  ARTICLE VII.

                               NON-TRANSFERABILITY

         Without the consent of the Committee, no Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. No Stock Option shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Option shall be void, and no such Option shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Option, nor shall it be subject to attachment or legal process for or against such person.

                                  ARTICLE VIII.

                          CHANGE IN CONTROL PROVISIONS

8.1. Benefits. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Option, the Participant shall be entitled to the following benefits:

          (a) Subject to paragraph (b) below, all outstanding Options of Participants granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 8.1, Change in Control price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

          (b) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time an Option is granted to an Eligible Employee or Consultant hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by such Participant's employer (or the parent or a subsidiary of such employer), or in the case of a Consultant, by the entity (or its parent or subsidiary) which retains the Consultant, immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

                           (i) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within thirty (30) days of the Change in Control;

                           (ii) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

                           (iii) the Alternative Option must have economic value substantially equivalent to the value of such Option (determined at the time of the Change in Control).

                  For purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury regulation ss. 1.425-1 (and any amendments thereto).

8.2. Change in Control. A "Change in Control" shall be deemed to have occurred:

               (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

               (b) during any period of two consecutive years, a change in the composition of the Board of Directors of the Company such that the individuals who, as of the date hereof, comprise the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this subsection that any individual who becomes a member of an Incumbent Board subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved in advance or contemporaneously with such election by a vote of at least a majority of those individuals who are members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company or actual or threatened tender offer for shares of the Company or similar transaction or other contest for corporate control (other than a tender offer by the Company) shall not be so considered as a member of the Incumbent Board;

               (c) upon the merger or consolidation of the Company with any other corporation (other than a parent or subsidiary corporation within the meaning of Section 424(e) or 424(f) of the Code, respectively), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

               (d) upon the shareholders' of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

                                   ARTICLE IX.

                      TERMINATION OR AMENDMENT OF THE PLAN

9.1. Termination or Amendment. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Options granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the shareholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 or under the applicable provisions of Section 162(m) of the Code or, with regard to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the maximum individual Participant limitations under Section 4.1(b); (ii) change the classification of employees eligible to receive Options under this Plan;
     (iii) extend the maximum option period under Section 6.3; or (iv) require shareholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Section 162(m) of the Code or, with regard to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the shareholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan or to make any other amendment that would require shareholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

         The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                   ARTICLE X.

                                  UNFUNDED PLAN

10.1.Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                   ARTICLE XI.

                               GENERAL PROVISIONS

11.1.Legend.  The Committee may require each person  receiving  shares of Common
     Stock pursuant to the exercise of a Stock Option under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

     All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

11.2.Other Plans.  Nothing  contained in this Plan shall  prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

11.3.No Right to Employment/Consultancy. Neither this Plan nor the grant of any Option hereunder shall give any Participant or other individual any right with respect to continuance of employment or consultancy by the Company or any Subsidiary, nor shall there be a limitation in any way on the right of the Company or any Subsidiary by which an employee is employed or if a consultant, retained, to terminate his employment or consultancy at any time.

11.4.Withholding of Taxes. The Company shall have the right, if necessary or desirable (as determined by the Company), to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

     The Committee may permit any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

11.5. Listing and Other Conditions.

                  (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to the exercise of an Option shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

                  (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to the exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                  (c) Upon  termination  of any period of suspension  under this
         Section 11.5, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

11.6.Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

11.7.Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

11.8.Other Benefits. No Stock Option granted under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

11.9.Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to the exercise of any Options hereunder.

11.10. No Right to Same Benefits. The provisions of Options need not be the same
     with  respect  to  each   Participant,   and  such  Options  to  individual
     Participants need not be the same in subsequent years.

11.11. Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Option. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

11.12. Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. To the extent applicable, the Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder. For purposes of this paragraph, the Company shall be deemed publicly held when and if the Company has a class of common equity securities registered under Section 12 of the Exchange Act.

11.13. Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

11.14. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                                  ARTICLE XII.

                             EFFECTIVE DATE OF PLAN

         The Plan shall take effect upon adoption by the Board, but the Plan (and any grants of Options made prior to the shareholder approval mentioned herein) shall be subject to the requisite approval of the shareholders of the Company. In the absence of such approval, such Options shall be null and void.

                                  ARTICLE XIII.
                                  TERM OF PLAN

         No Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of shareholder approval, but Options granted prior to such tenth anniversary may extend beyond that date.

                                  ARTICLE XIV.
                                  NAME OF PLAN

         This Plan shall be known as the Lynch Interactive Corporation 2000 Stock Option Plan.

NOT SENT TO SHAREHOLDERS WITH PROXY MATERIALS

                          LYNCH INTERACTIVE CORPORATION
                         PRINCIPAL EXECUTIVE BONUS PLAN

         The purpose of this Plan is to provide certain Executive Officers of the Lynch Interactive Corporation (the "Company") and certain other designated key employees with an Annual Bonus (as defined below) that qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") or any successor section and the Treasury regulations promulgated thereunder ("Section 162(m) of the Code"). Under the Plan, certain Executive Officers and designated key employees of the Company may participate in the Annual Bonus Pool (as defined below) if certain preestablished performance goals are attained. This Plan is effective as of January 1, 1997, subject to approval by the shareholders of the Company in accordance with the laws of the State of Delaware.

1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Annual Bonus" shall mean, with respect to each Participant, the product of the Participant's Individual Bonus Pool Percentage and the achieved Annual Bonus Pool for any Plan Year.

     (b) "Annual Bonus Pool" shall mean, with respect to each Plan Year, that amount determined pursuant to an objective formula or standard that is based on the attainment of preestablished performance goals specified by the Committee in accordance with Section 4 hereof.

     (c)  "Board" shall mean the Board of Directors of the Company.

     (d) "Committee" shall mean the Executive Compensation and Benefits Committee of the Board, or such other committee of the Board comprised solely of two (2) or more members who qualify as "outside directors" within the meaning of Section 162(m) of the Code.

     (e) "Individual Bonus Pool Percentage" shall mean, with respect to each Participant, that percentage of the achieved Annual Bonus Pool, as specified by the Committee in accordance with Section 4(b) hereof, used to determine the Participant's Annual Bonus for any Plan Year.

     (f) "Participant" shall mean the Chief Executive Officer of the Company and any other key employee of the Company (including subsidiaries) selected, in accordance with Section 3 hereof, to participate in the Plan.

     (g) "Plan Year" shall mean each calendar year during which the Plan is in effect.

     (h) "Pre-Tax Profits" shall mean the Company's income before income taxes, (excluding any provision for annual bonuses under the Plan and under the Bonus Plan applicable to other corporate employees), minority interest (if any), extraordinary items (if any), cumulative changes in accounting (if any) and discontinued operations (if any) contained in the Statement of Consolidated Income in the Company's annual financial statements adjusted by (i) the minority interest effects on such pre-tax profits, and (ii) the pre-tax effect of income or loss associated with discontinued operation net of minority interest effects.

     (i) "Shareholders Equity" shall mean the average of shareholders equity at the beginning of the Plan Year and at the beginning of the two preceding Plan Years, in each case as reported in the Company's consolidated balance sheet in its annual financial statements (as adjusted for the spin off by Lynch Corporation of the Company on September 1, 1999).

2. Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall have exclusive and final authority in all determinations and decisions affecting the Plan and each Participant. The Committee shall also have the sole authority to interpret the Plan, to designate eligible Participants in the Plan (other than the Chief Executive Officer of the Company), to establish and revise rules and regulations relating to the Plan, to delegate such responsibilities or duties as it deems desirable, and to make any other determination that it believes necessary or advisable for the administration of the Plan including, but not limited to: (i) setting the performance criteria and the Individual Bonus Pool Percentages within the Plan guidelines, and (ii) certifying attainment of performance goals and other material terms. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to incorporate provisions in the performance goals allowing for adjustments in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; provided, that the Committee shall have such authority solely to the extent permitted by Section 162(m) of the Code. To the extent any provision of the Plan creates impermissible discretion under Section 162(m) of the Code or would otherwise violate
     Section 162(m) of the Code, such provision shall have no force or effect.

3.   Eligibility and Participation.

     (a) For each Plan Year, the Committee, in its sole discretion, may select the Executive Officers and employees of the Company who are to participate in the Plan from among the Executive Officers and key employees of the Company.

     (b) No person shall be entitled to an Annual Bonus under this Plan for any Plan Year unless he or she is so designated as a Participant for that Plan Year. The Committee may add or delete individuals from the list of designated Participants at any time and from time to time, in its sole discretion, subject to any limitations required to comply with
          Section 162(m) of the Code.

4.   Payment.

     (a) With respect to each Participant, payment under the Plan will be made in cash in an amount equal to the achieved Annual Bonus, as determined by the Committee in its sole discretion for each Plan Year. Payment with respect to a Plan Year shall be made only if and to the extent the applicable performance goals upon which the Annual Bonus Pool is based are attained. Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay any Participant an amount that is less than (but in no event more than) his or her Annual Bonus regardless of the degree of attainment of the performance goals with respect to the Annual Bonus Pool.

     (b) Not later than ninety (90) days after the commencement of each Plan Year (or, in the event the period of service to which the performance goal relates is shorter than a Plan Year, during such time period required by Section 162(m) of the Code), the Committee shall establish in writing all performance goals with respect to the Annual Bonus Pool and the Individual Bonus Pool Percentages for each Participant for such Plan Year. At the time the performance goals are established, the Committee shall prescribe an objective formula or standard to determine the amount of the Annual Bonus Pool which may be payable based upon the degree of attainment of the performance goals during the Plan Year. In no event may the total of the Individual Bonus Pool Percentages for all Participants exceed one hundred percent (100%) of the Annual Bonus Pool for any Plan Year.

     (c) The performance goals with respect to the Annual Bonus Pool shall be based on the attainment of certain target levels of, or a percentage increase in, Pre-Tax Profits in excess of certain target levels or percentages of Shareholders Equity. Notwithstanding the preceding sentence, in no event shall any Participant's Annual Bonus for any Plan Year exceed eighty percent (80%) of an amount equal to twenty percent (20%) of the excess of (a) Pre-Tax Profits for such Plan Year less (b) twenty-five percent (25%) of Shareholders Equity (the "Maximum Annual Bonus"). Subject to Section 2 of the Plan regarding certain adjustments, in connection with the establishment of the performance goals, the performance criteria listed above for the Company shall be determined in accordance with generally accepted accounting principles consistently applied by the Company, but before consideration of payments to be made pursuant to this Plan.

     (d) Unless otherwise determined by the Committee in its sole discretion, each Participant shall, to the extent the applicable performance goals with respect to the Annual Bonus Pool are attained at the end of a Plan Year, have the right to receive payment of a prorated portion of such Participant's Annual Bonus under the Plan for any Plan Year during which the Participant's employment with the Company is terminated for any reason other than for "cause" (as determined by the Committee in its sole discretion).

5. Time of Payment. Subject to Section 4 hereof, each Participant's Annual Bonus under this Plan will be paid within a reasonable period after performance goal achievements for the Plan Year have been finalized, reviewed, approved, and certified in writing by the Committee.

6.   Miscellaneous Provisions.

     (a) Each Participant's rights and interests under the Plan may not be sold, assigned, transferred, pledged or alienated.

     (b) In the case of any Participant's death, payment, if any, under the Plan shall be made to his designated beneficiary, or in the event no beneficiary is designated or surviving, to the Participant's estate.

     (c) Neither this Plan nor any action taken hereunder shall be construed as giving any Participant the right to continue his employment with of the Company.

     (d) The Company shall have the right to make such provisions as it deems necessary or appropriate to satisfy any obligations it may have to withhold federal, state or local income or other taxes incurred by reason of payments made pursuant to the Plan.

     (e) The Plan and any amendments thereto shall be construed, administered and governed in all respects in accordance with the laws of the State of Indiana (regardless of the law that might otherwise govern under applicable principles of conflicts of law).

     (f) The Plan is designed and intended to comply with Section 162(m) of the Code with regard to awards made to each Participant and all provisions hereof shall be limited, construed and interpreted in a manner to so comply.

     (g) The Board or the Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, that no amendment shall, without the prior approval of the shareholders of the Company in accordance with the laws of the State of Indiana to the extent required under Code Section 162(m): (i) materially alter the performance goals as set forth in Section 4(c) hereof, (ii) increase the Maximum Annual Bonus for any Plan Year,
          (iii) change the class of persons eligible to participate in this Plan, or (iv) implement any change to a provision of the Plan requiring shareholder approval in order for the Plan to continue to comply with the requirements of Code Section 162(m). Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under the award theretofore granted under the Plan.

                          LYNCH INTERACTIVE CORPORATION

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned shareholder of LYNCH INTERACTIVE CORPORATION (the "Corporation") hereby appoints Robert E. Dolan and Robert A. Hurwich, or any one of them (each with power to act alone and with power of substitution), Proxies of the undersigned, with authority to vote at the Annual Meeting of Shareholders of the Corporation to be held May 11, 2000 at 3:00 p.m., and at any adjournments thereof, all the shares of Common Stock of the Corporation which the undersigned would be entitled to vote if then personally present, upon the matters specified below, and, in their discretion, upon such other matters that may properly come before the Annual Meeting, and any adjournments thereof.

         The shares represented by this Proxy shall be voted in accordance with the instructions given by the shareholder, but if no instructions are given, this Proxy will be voted FOR all of the nominees for Directors listed in Item 1, FOR approval of the 2000 Stock Option Plan in Item 2, and FOR approval of the Principal Executive Bonus Plan in Item 3 and, in the discretion of the Proxies, with respect to any other matter that is properly brought before the Annual Meeting.

               (continued and to be signed on the reverse side)

                          LYNCH INTERACTIVE CORPORATION

1.  Election of Directors Duly Nominated:

FOR WITHHOLD Paul J. Evanson, John C. Ferrara, Mario J. Gabelli, David C. Mitchell, Salvatore Muoio and Ralph R. Papitto. (INSTRUCTION: To withhold authority to vote for one or more individual nominees, write such name or names on the space provided below.)

2.    Approval of the 2000 Stock Option Plan:

FOR AGAINST ABSTAIN
[ ]   [ ]    [ ]

3.    Approval of the Principal Executive Bonus Plan:

FOR AGAINST ABSTAIN
[ ]   [ ]    [ ]





                    Please sign exactly as your name appears on this Proxy. All joint owners must sign. When acting as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in full partnership name by authorized person.

                     Dated:______________________________, 2000


                   _____________________________________(L.S.)

(Signature of Shareholder)

                   ____________________________________(L.S.)
                        (Signature of Shareholder)

                    PLEASE DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED.